UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported May 15, 2019

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA	95971
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (530) 283-7305

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 15, 2019, the shareholders voted on (i) the election of nine directors for the next year, (ii) approval of a non-binding advisory vote on the Company’s executive compensation, (iii) the frequency of future voting on the non-binding advisory vote on executive compensation and (iv) the ratification of the appointment of Vavrinek, Trine, Day & Company, LLP as our independent auditors for the fiscal year ending December 31, 2019. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

On the proposal to elect Directors of Plumas Bancorp, the Board of Director’s nominees were elected as Directors of Plumas Bancorp until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non-Votes
Michonne R. Ascuaga	2,560,855	32,863	n/a	1,894,575
Steven M. Coldani	2,564,341	29,377	n/a	1,894,575
William E. Elliott	2,575,932	17,786	n/a	1,894,575
Gerald W. Fletcher	2,575,811	17,907	n/a	1,894,575
Richard F. Kenny	2,525,410	68,308	n/a	1,894,575
Robert J. McClintock	2,576,778	16,940	n/a	1,894,575
Terrance J. Reeson	2,563,403	30,315	n/a	1,894,575
Andrew J. Ryback	2,577,553	16,165	n/a	1,894,575
Daniel E. West	2,563,322	30,396	n/a	1,894,575

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of non-binding advisory vote on executive compensation the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
2,357,807	32,486	203,425	1,894,575

Proposal #3: Frequency of Future Voting on the Non-Binding Advisory Vote on Executive Compensation

On the proposal for the frequency of future voting on the non-binding advisory vote on executive compensation the voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
439,911	54,272	1,440,317	659,218	1,894,575

In accordance with the voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted every three years, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

Proposal #4: Ratification of the Appointment of Independent Auditors

On the proposal for the ratification of the appointment of Vavrinek, Trine, Day & Company, LLP as our independent auditors for the fiscal year ending December 31, 2019 the voting results were as follows:

For	Against	Abstain
4,481,519	456	6,318

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 16, 2019	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer